Accounts Receivable	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Accounts Receivable
24	ACCOUNTS RECEIVABLE

(a)	Aging analysis

Aging analysis of accounts receivable, net of loss allowance is as follows:

	As of	As of
	December 31, 2018	December 31, 2017
	Million	Million

Within 30 days	11,160	13,711
31 - 60 days	3,680	3,002
61 - 90 days	2,358	1,798
Over 90 days	9,342	5,642

	26,540	24,153

Accounts receivable primarily comprise receivables from customers and telecommunications operators. Customers with balances that are overdue or have exceeded credit limits are required to settle all outstanding balances before any further telecommunications services can be provided. The increase of accounts receivable is mainly due to the increase in revenue from corporate markets. Customers from corporate markets normally enjoy longer credit term and have better creditability.

Accounts receivable are expected to be recovered within one year.

(b)	Impairment of accounts receivable

The following table summarizes the changes in loss allowance of accounts receivable:

	2018	2017
	Million	Million

As of January 1 (As previously reported)	5,668	5,762
Changes in accounting policy - IFRS 9	195	—

As of January 1 (As restated)	5,863	5,762
Impairment loss recognized	4,480	3,415
Accounts receivable written off	(3,074)	(3,509)

As of December 31	7,269	5,668